H2O America Completes Texas Subsidiary’s Acquisition of Quadvest

Significantly Expands H2O America’s Texas Footprint into the High-Growth Houston Region

SAN JOSE, Calif., Oct. 1, 2026 – H2O America (NASDAQ: HTO) today announced that its regulated Texas water and wastewater utility, The Texas Water Company, Inc. (“TWC”), along with its affiliate Texas Water Operation Services, LLC (“TWOS”), have completed the acquisition of all assets owned by Quadvest.

“This is a significant milestone in our strategy to build a stronger utility portfolio, with Quadvest’s operations projected to deliver double-digit customer growth over the next several years in some of the country’s fastest-growing counties,” said Andrew F. Walters, chair of the H2O America board of directors and chief executive officer of H2O America. “Texas is an increasingly meaningful driver of H2O America's long-term ability to provide sustainable value for all of our customers, communities and shareholders, and the addition of Quadvest’s people and resources to our TWC team reinforces our confidence in the opportunities we see to serve customers across the great state of Texas.”

The acquisition more than doubles H2O America’s water and wastewater connections in Texas, providing greater scale to support continued investment in critical infrastructure and operational excellence for Hill Country and Houston-area communities. With the addition of Quadvest’s operations and anticipated build out of its development pipeline, H2O America expects Texas customers to represent 26% of the company’s overall customer base by 2029 – a transformative increase from the 8% that Texas customers represent prior to Oct. 1. For H2O America, a more geographically and regulatorily diverse utility portfolio also helps reduce exposure to weather, climate and jurisdiction-specific risks across the company’s portfolio.

Quadvest brings an experienced team, a strong development pipeline and longstanding community relationships to TWC, further strengthening and expanding H2O America’s portfolio of locally led utilities and the company’s continued investment in essential infrastructure that delivers high-quality, reliable water services for more than 1.6 million people in four states.

“Our new colleagues bring deep knowledge of their systems and the communities that depend on them, and we join them in the ongoing responsibility Texas Water Company has to keep these water systems strong for decades to come,” said Aundrea Williams, president, TWC. With Quadvest now part of TWC, TWC will be able to draw on a broader pool of operational, engineering and technology expertise to support local teams, while preserving strong local leadership and accountability. “We look forward to building on Quadvest’s expertise and reputation that its leaders and teams have built, with customer relationships and dependable delivery of services people count on each day.”

While ownership of Quadvest’s assets has changed, operations continue without interruption for customers served by Quadvest systems. A passionate, dedicated team of locally based employees and leadership serving these Houston-area customers has been retained and will continue to serve these growing communities.

About Texas Water Company
The Texas Water Company has successfully provided high-quality and reliable water and wastewater service to Texas Hill Country customers since 2006. Quadvest has served Houston-area customers since 1978. Together now as Texas Water Company, we safeguard public health, promote environmental stewardship, and deliver sustainable solutions to the communities we serve – from management of water and wastewater treatment infrastructure, to the design and implementation of water reuse technology, water supply development and more. To learn more about our Hill Country operations, visit www.txwaterco.com. To learn more about our Quadvest operations, visit www.quadvest.com.

About H2O America
H2O America is among the largest investor-owned pure-play water and wastewater utilities in the United States, providing life-sustaining and high-quality water service to over 1.6 million people. H2O America’s locally led and operated water utilities – San Jose Water Company in California, The Connecticut Water Company in Connecticut, The Maine Water Company in Maine, and SJWTX, Inc. (dba The Texas Water Company) in Texas including Quadvest’s operations – possess the financial strength, operational expertise, and technological innovation to safeguard the environment, deliver outstanding service to customers, and provide opportunities to employees. H2O America remains focused on investing in its operations, remaining actively engaged in its local communities, and delivering continued sustainable value to its stockholders. For more information about H2O America, please visit www.h2o-america.com.

Forward Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws relating to future events and future results of H2O America and its subsidiaries that are based on current expectations, estimates, forecasts, and projections about H2O America and its subsidiaries and the industries in which H2O America and its subsidiaries operate and the beliefs and assumptions of the management of H2O America. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “projects,” “plans,” “estimates,” “anticipates,” “intends,” “seeks,” “plans,” “will,” “may,” “should,” “approximately,” “strategy,” or the negative of those words or other comparable terminology. These forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual results may differ materially and adversely from those expressed or forecasted in any forward-looking statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: (1) the ability to successfully integrate Quadvest’s operations and realize the projected financial and other benefits of the transaction, including the expectation that it will be accretive to H2O America’s long-term EPS growth rate; (2) the accuracy of projections regarding the anticipated growth in Texas; (3) the continued availability and performance of Quadvest’s and H2O America’s workforce and leadership teams during and after the transition; (4) the effect of water, utility, environmental and other governmental policies and regulations, including regulatory actions concerning rates, authorized return on equity, authorized capital structures, capital expenditures, per- and polyfluoroalkyl substances and other decisions; (5) changes in demand for water and other services; (6) catastrophic events such as fires, earthquakes, explosions, floods, ice storms, tornadoes, hurricanes, terrorist acts, physical attacks, cyber-attacks, epidemic, or similar occurrences; (7) unanticipated weather conditions and changes in seasonality including those affecting water supply and customer usage; (8) the effect of the impact of climate change; (9) unexpected costs, charges, expenses, delays or operational challenges in scaling infrastructure and expanding service; (10) our ability to successfully evaluate investments in new business and growth initiatives; (11) contamination of our water supplies and damage or failure of our water equipment and infrastructure; (12) the risk of work stoppages, strikes, and other labor-related actions; (13) changes and developments in general economic, political, legislative, business and financial market conditions; and (14) the ability to obtain financing on favorable terms, or at all, which can be affected by various factors, including credit ratings, changes in interest rates, compliance with regulatory requirements, compliance with the terms and conditions of our outstanding indebtedness, and general market and economic conditions.
The risks, uncertainties and other factors may cause the actual results, performance or achievements of H2O America to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

In addition, actual results are subject to these and other risks and uncertainties that relate more broadly to our overall business, including those more fully described in our filings with the SEC, including our most recent reports on Form 10-K, Form 10-Q and Form 8-K. Forward-looking statements are not guarantees of future performance, and speak only as of the date made, and H2O America undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Texas Water Company Contact:
Brittany Pichler
Communications Supervisor
brittany.pichler@txwaterco.com

H2O America Contacts:

Media:
Michael Ambrozewicz
Vice President of Communications
Michael.Ambrozewicz@h2o-america.com

Investors:
Jonathan Reeder
Senior Director of Treasury and Investor Relations
Jonathan.Reeder@H2O-America.com